COMMON STOCK	12 Months Ended
Sep. 30, 2017
Notes to Financial Statements
NOTE 8. COMMON STOCK

The Company is authorized to issue up to 250,000,000 shares of Common Stock with a stated par value of $0.0001 per share. As of September 30, 2017, 2016 and 2015 there were 89,504,000, 89,336,000 and 89,036,000 shares of common stock issued and outstanding respectively.

On July 6, 2017, the Company issued 168,000 shares of common stock at a price of $0.3 per share to Yongbiao Ding, CFO of the Company, for cash. On July 8, 2017, the Company received net proceeds of $50,400.

On April 1, 2016, the Company entered into a consulting agreement with LP Funding, LLC DBA LPF Communications, pursuant to which the Company issued 300,000 of restricted shares valued at $90,000 in exchange for investor relationship service provided by LP Funding, LLC DBA LPF Communications. All the amount was expensed in 2016.